UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	APRIL 22, 2003

EQUITABLE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(412) 553-5700

NONE
(Former name or former address, if changed since last report)

Item 9.            Regulation FD Disclosure

Today, Equitable Resources, Inc. (“Equitable”) issued a press release announcing the results of its first quarter 2003 earnings.  A copy of Equitable’s press release is attached hereto and furnished as an Exhibit (99) and is incorporated in this report by reference.

In accordance with the Securities and Exchange Commission’s (“SEC”) Release No. 33-8176, the information being furnished under Item 9 of this Current Report on Form 8-K (“Form 8-K”) is being furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition,” of Form 8-K.  In accordance with the SEC’s Release No. 33-8216, compliance with the Item 12 requirements is met by including such disclosures under Item 9.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/ David L. Porges
David L. Porges
Executive Vice President and
Chief Financial Officer

April 22, 2003

EXHIBIT INDEX

Exhibit No.	Document Description
99	Press release dated April 22, 2003
issued by Equitable Resources, Inc.